UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

MID PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

(717) 692-2133

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events.

On November 26, 2008, the Registrant’s Board of Directors approved pursuing participation in the U.S. Treasury’s Capital Purchase Plan upon receipt of preliminary approval from the U.S. Treasury on November 19, 2008, and approved termination of the Registrant’s Stock Repurchase Program effective December 10, 2008. A press release announcing preliminary approval in the U.S. Treasury’s Capital Purchase Plan and the termination of the Stock Repurchase Program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements and Exhibits

None.

(b) Pro Forma Financial Information

None.

(c) Shell Company Transactions

None.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC.
(Registrant)

Dated: November 26, 2008	/s/ Kevin W. Laudenslager
Kevin W. Laudenslager
Vice President and Treasurer